Interest expenses and similar charges	12 Months Ended
Dec. 31, 2020
Interest expenses and similar charges
Interest expenses and similar charges

35. Interest expenses and similar charges

Interest expenses and similar charges in the consolidated income statement include the interest accrued during the year on all financial liabilities with an implicit or explicit return, calculated by applying the effective interest method, irrespective of measurement at fair value, the adjustment to interest expense as a result of hedge accounting and the net interest cost attributable to pension plans.

The breakdown of the main items of interest expenses and similar charges accrued in 2018, 2019 and 2020 is as follows:

	2018	2019	2020

Deposits from credit institutions	7,420	9,041	12,400
Customer deposits	31,913	35,036	28,235
Marketable debt securities	4,244	5,398	5,756
Subordinated liabilities	1,610	1,597	1,767
Hedging financial derivatives	108	222	193
Other interest expenses	6,294	6,780	1,824
	51,589	58,074	50,175